Recent accounting pronouncements	12 Months Ended
Dec. 31, 2019
Recent accounting pronouncements
Recent accounting pronouncements

4. Recent accounting pronouncements

In June 2016, the Financial Accounting Standards Board ("FASB") issued ASU 2016-13, "Financial Instruments-Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments", which replaces the existing incurred loss impairment model with an expected loss methodology on the measurement of credit losses for financial assets measured at amortized cost, which includes accounts receivable and available-for-sale debt securities. For financial assets measured at amortized cost, this new guidance requires an entity to: (1) estimate its lifetime expected credit losses upon recognition of the financial assets and establish an allowance to present the net amount expected to be collected; (2) recognize this allowance and changes in the allowance during subsequent periods through net income; and (3) consider relevant information about past events, current conditions and reasonable and supportable forecasts in assessing the lifetime expected credit losses. This guidance will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The Group does not expect a material impact from the adoption of this guidance. Currently, the Group expects an increase of approximately RMB2.8 million in the allowance for credit losses upon the initial adoption of this guidance effective on January 1, 2020.

In August 2018, the FASB issued ASU No. 2018-13, "Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement", which eliminates, adds and modifies certain disclosure requirements for fair value measurements. Under the guidance, public companies will be required to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements. The guidance is effective for all entities for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years, but entities are permitted to early adopt either the entire standard or only the provisions that eliminate or modify the requirements. The Group does not expect the adoption to have a material impact on its consolidated financial statements.

In December 2019, the FASB issued ASU 2019-12, "Simplifying the Accounting for Income Taxes", which removes specific exceptions to the general principles in Topic 740 and to simplifies accounting for income taxes. The guidance is effective for all entities for fiscal years beginning after December 15, 2020 and for interim periods within those fiscal years. The Group does not expect the adoption to have a material impact on its consolidated financial statements.

In January 2020, the FASB issued ASU 2020-01, "Investments-Equity Securities (Topic 321), Investments-Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815): Clarifying the Interactions between Topic 321, Topic 323, and Topic 815", which clarifies the interaction of the accounting for equity investments under Topic 321 and investments accounted for under the equity method of accounting in Topic 323 and the accounting for certain forward contracts and purchased options accounted for under Topic 815. The guidance is effective for all entities for fiscal years beginning after December 15, 2020 and for interim periods within those fiscal years. The Group does not expect the adoption to have a material impact on its consolidated financial statements.